EXHIBIT 10.2
AMENDMENT NO. 10
TO
LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 10 TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of the 22nd day of March, 2006, made by and between

BANK OF AMERICA, N.A. (successor by assignment from Banc of America Leasing & Capital, LLC, successor by merger with FCC Transition LLC which in turn was the successor by merger with Fleet Capital Corporation), a national banking association (the "Lender"); and

CHAUTAUQUA AIRLINES, INC., an Indiana corporation (successor by merger with Chautauqua Airlines, Inc., a New York corporation) (the "Borrower"),

to the Loan and Security Agreement, dated December 9, 1998 (as amended, modified, restated or supplemented from time to time, the "Loan Agreement") between the Borrower and the Lender. All capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Loan Agreement.

RECITALS

A. Pursuant to the Loan Agreement, the Lender has agreed to make loans and extend credit to the Borrower secured by the Collateral.

B. The Borrower has requested that the Lender (i) extend the Original Term from March 31, 2006 to May 15, 2006 and (ii) increase the Letter of Credit Amount from the sum of $8,500,000 to the sum of $9,300,000.

C. The Lender has agreed to such request and to accomplish the foregoing, the Borrower and the Lender have agreed to amend the Loan Agreement as set forth herein.

STATEMENT OF AGREEMENT

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the Borrower and the Lender hereby agree as follows:

ARTICLE I

AMENDMENTS TO LOAN AGREEMENT

The Loan Agreement is hereby amended as follows:

1.1. Letters of Credit. Section 1.2.1 is amended in its entirety to read as follows:

"1.2.1 Issuance of Letters of Credit and Letter of Credit Guaranties. Lender agrees, for so long as no Default or Event of Default exists and subject to the provisions of Sections 10 below, to issue its, or cause to be issued its Affiliate’s, Letters of Credit and Letter of Credit Guaranties, as requested by Borrower, provided that (a) the Letter of Credit Amount at any time shall not exceed $9,300,000 and (b) without Lender’s consent in each instance, no Letter of Credit or Letter of Credit Guaranty may have an expiration date that is after the last day of the Original Term or the then applicable Renewal Term. Any amounts paid the Lender under any Letter of Credit Guaranty or in connection with any Letter of Credit shall be treated as Revolver Loans, shall be secured by all of the Collateral and shall bear interest and be payable at the same rate and in the same manner as the Revolver Loans."

1.2 Term of Loan Agreement. Section 5.2 is amended in its entirety to read as follows:

  “5.1 Term of Agreement. Subject to Lender’s right to cease making Loans to Borrower during the existence of any Default or Event of Default, this Agreement shall be in effect for a period from the date of this Agreement until May 15, 2006 (the “Original Term”), unless terminated as provided in Section 5.2 hereof.”

ARTICLE II

MODIFICATION OF LOAN DOCUMENTS

2.1. Loan Documents. The Loan Agreement and each of the other Loan Documents are amended to provide that any reference to the Loan Agreement in the Loan Agreement or any of the other Loan Documents shall mean the Loan Agreement as amended by this Amendment, and as it is further amended, restated, supplemented or modified from time to time.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

The Borrower hereby represents and warrants to the Lender that as of the date hereof:

3.1. Compliance with the Loan Agreement and Other Loan Documents. The Borrower is in compliance with all of the terms and provisions set forth in the Loan Agreement and in the other Loan Documents to be observed or performed by the Borrower, except where the failure of the Borrower to comply has been waived in writing by the Lender.

3.2. Representations in Loan Agreement and other Loan Documents. The representations and warranties of the Borrower set forth in the Loan Agreement and the other Loan Documents are true and correct in all material respects except to the extent that such representations and warranties relate solely to or are specifically expressed as of a particular date or period which is past or expired as of the date hereof.

3.3. No Event of Default. No Default or Event of Default exists.

ARTICLE IV

GENERAL

4.1. Full Force and Effect. As expressly amended hereby, the Loan Agreement shall continue in full force and effect in accordance with the provisions thereof. As used in the Loan Agreement, "hereinafter", "hereto", "hereof" or words of similar import, shall, unless the context otherwise requires, mean the Loan Agreement as amended by this Amendment.

4.2. Applicable Law. This Amendment shall be governed by and construed in accordance with the internal laws and judicial decisions of the State of North Carolina.

4.3. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one and the same instrument.

4.4. Expenses. The Borrower shall reimburse the Lender for all reasonable legal fees and expenses incurred by the Lender in connection with the preparation, negotiation, execution and delivery of this Amendment and all other agreements and documents or contemplated hereby.

4.5. Headings. The headings in this Amendment are for the purpose of reference only and shall not affect the construction of this Amendment.

4.6. Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE BORROWER, THE PARENT AND THE LENDER EACH WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS AMENDMENT, THE LOAN AGREEMENT OR THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO.

[Signatures Begin on the Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered on the date first above written.

BORROWER:	LENDER:

CHAUTAUQUA AIRLINES, INC	BANK OF AMERICA, N.A.
( successor by assignment to Fleet Capital Corporation)

/s/ Robert H. Cooper	/s/ Robert J. Walker

Name: Robert H. Cooper Title: Executive Vice President & Chief Financial Officer	Name: Robert J. Walker Title: Senior Vice President